Exhibit 99.1

181 188 20 0 86 149 56 56 56 127 127 127 45 139 47 23 147 203 36 31 95 We make a material difference Investor Presentation December 2016 NYSE MKT: CCF

Forward-Looking Statements Certain statements in this presentation are forward-looking. These may be identified by the use of forward-looking words or phrases such as “believe”; “expect”; “anticipate”; “should”; “planned”; “estimated”; “forecasted”; and “potential”, among others. These forward-looking statements are based on Chase Corporation’s current expectations. The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for such forward-looking statements. In order to comply with the terms of the safe harbor, the Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance and that a variety of factors could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties which may affect the operations, performance, development and results of the Company's business include, but are not limited to, the following: uncertainties relating to economic conditions; uncertainties relating to customer plans and commitments; the pricing and availability of equipment, materials and inventories; technological developments; performance issues with suppliers and subcontractors; economic growth; delays in testing of new products; the Company’s ability to successfully integrate acquired operations; the effectiveness of cost-reduction plans; rapid technology changes and the highly competitive environment in which the Company operates. Important factors that could cause actual results to differ materially from our expectations are disclosed under Item 1A (“Risk Factors”) in our latest Annual Report on Form 10-K filed with the Securities and Exchange Commission, and should be read together with this presentation. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. Further Information This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in our public filings. Non-GAAP Financial Measures This presentation includes certain non‐GAAP financial measures intended to supplement, not substitute for, comparable GAAP financial measures. Reconciliations of non‐GAAP financial measures to GAAP financial measures are provided within this presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided. EBITDA, EBITDA Margin, Adjusted EBITDA, Segment EBITDA, Segment EBITDA Margin and Free Cash Flow are non-GAAP financial measures. The Company believes that EBITDA, EBITDA Margin, Adjusted EBITDA, Segment EBITDA, Segment EBITDA Margin and Free Cash Flow are useful performance measures which are used by its executive management team to measure operating performance, to allocate resources, to evaluate the effectiveness of its business strategies and to communicate with its board of directors and investors concerning its financial performance. The Company believes EBITDA, EBITDA Margin, Adjusted EBITDA, Segment EBITDA, Segment EBITDA Margin and Free Cash Flow are commonly used by financial analysts and others in the industries in which the Company operates, and thus provide useful information to investors. Our measurement of EBITDA, EBITDA Margin, Adjusted EBITDA, Segment EBITDA, Segment EBITDA Margin and Free Cash Flow may not be comparable to similarly-titled measures used by other companies. Non-GAAP financial measures should be considered in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP. See the Financial Appendix for a reconciliation of these non-GAAP measures to the most comparable GAAP financial measures. Safe Harbor Statement

More than two decades with the Company and its affiliates CFO and Treasurer (2014 – present) Previously Director of Finance CFO of NEPTCO (1992 – 2012) Kenneth J. Feroldi Chief Financial Officer and Treasurer Almost two decades in various positions with the Company President (2008 – present) Chief Executive Officer (2015 – present) Chief Operating Officer (2007 – 2015) Adam P. Chase President and Chief Executive Officer Chase Corporation (“Chase” or “the Company”) is led by a highly-regarded management team with significant experience and an established track record of executing commercial and operational initiatives Leadership Team To be recognized as a leading manufacturer of protective materials for high-reliability applications Solidify Chase’s position as a trusted partner to customers by providing effective and reliable product solutions Create long-term value for our shareholders Effectively manage risk, implement sustainable business practices and continuously improve operating performance Develop an ethical corporate culture that emphasizes contributing to the community, respecting the environment and treating employees fairly Vision and Mission

Chase At a Glance [1] Market capitalization data as of November 30, 2016 [2] For fiscal year 2016, the twelve months ended August 31, 2016; see reconciliation of EBITDA and EBITDA Margin later in this presentation [3] For fiscal year 2016 (CAGR is for fiscal years 2013-2016) Chase Corporation is a leading manufacturer of protective materials for high-reliability applications across a broad range of market sectors Headquarters: Westwood, MA Employees: ~ 680 Segments: Industrial Materials and Construction Materials Product Offering: Specialty tapes, laminates, adhesives, sealants, coatings and chemical intermediates End-Markets: Telecommunications, electronics, energy distribution, automotive, appliance, general industrial, infrastructure, bridge & highway and housing, among others Facilities: Fifteen manufacturing sites, located in California, Illinois, Massachusetts, North Carolina, Pennsylvania, Rhode Island, South Carolina and Texas; and China, England and India Competitive Advantages: Competes on the basis of technical performance, service reliability, quality and price Market Cap [1] LTM Revenue [2] LTM EBITDA [2] LTM EBITDA Margin [2] 3-year EBITDA CAGR [3] $751 mm $238 mm $65 mm 27% 19% Company Highlights Attractive Business Profile [3] Revenue by Geography Revenue by Segment Corporate Identity “At Chase Corporation, we make a material difference by manufacturing protective materials that are used in a wide variety of applications where long-lasting protection is critical to a product’s success and is a material part of enhancing a product’s value to its user.” Adam P. Chase President & Chief Executive Officer

Established Wire and Cable “Roots” 1946 - 1989 Continued expansion of core coatings, adhesive and sealant technologies through a related diversification approach Strategically positioned for growth and margin expansion Ongoing investments in facility, systems and organizational consolidation to improve performance and gain economies of scale Three recent significant investments (NEPTCO, Henkel’s Specialty Chemical Intermediates product lines, Resin Designs) Product offering transformation: Product portfolio shift toward innovative, high-reliability solutions Continued inorganic growth in core protective materials Focused on growing core tapes and coatings businesses (Chase & Sons, HumiSeal and Royston) Globalization and diversification through acquisitions and partnership agreements Streamlined, modernized and consolidated manufacturing processes Founded in 1946 as Chase & Sons Reverse merger with Columbia Technical Corporation in 1970 Developed the HumiSeal line of conformal coatings Acquired Royston business of protective coating tapes and other protectants Corporate restructuring resulted in a new leadership team and the divestiture of non-core businesses Transformation and Globalization 1990 - 2010 Reinvestment into Growth 2011 - Today Corporate Evolution

Strategy and Philosophy Inorganic growth through attractive acquisitions and integration Consolidation and rationalization where appropriate Organic growth in select areas through market and product development Generate actionable growth strategies Develop sustainable competitive advantages Continual improvement Operate in the zone of sustainability ethical approach to decision-making, risk management and business conduct Focus on gross margins, working capital management and free cash flow Financial discipline and flexibility a strong balance sheet is fundamental Financial Discipline Strategic Drivers Business Philosophy Chase’s Core Strategy Proven growth strategy sharply focused on building upon core businesses, and enhancing operational infrastructure and commonalities to gain competitive advantage

Description Incorporated into other manufacturers’ products Demand fluctuates with overall economic activity Mild seasonality due to weather and holidays Sold for use in several construction-related markets Demand highly dependent on individual projects Subject to quarterly changes, including substantial seasonality Revenue [1] $182 million $56 million EBITDA Margin[1] 26% 30% Product Offerings Wire & Cable/ Specialty Materials Electronic Coatings/ Materials Specialty Chemical Intermediates Pipeline Coatings Water & Wastewater Bridge & Highway Key Products Detection tapes Fiber optic strength elements Shielding tapes Pulling tapes Strand seal compound Durable paper products Conformal coatings Moisture protective coatings Anti-static tapes Adhesives and sealants Polymeric microspheres Polyurethane dispersions Casing fill service Cold-applied tapes Epoxy systems Hot-applied tapes Liquid coatings Primers Specialized high performance coating and lining systems Asphalt waterproofing additive Expansion and control joint systems Waterproofing membranes Select End Markets Brand Names Segment Manufacturing Locations Blawnox, PA Granite Falls, NC Greenville, SC Lenoir, NC Newark, CA O’Hara Township, PA Oxford, MA Pawtucket, RI Woburn, MA Pune, India Suzhou, China Winnersh, England Blawnox, PA Evanston, IL Houston, TX O’Hara Township, PA Rye, England Construction Materials [1] For Fiscal Year 2016. EBITDA Margin calculation assumes Corporate and Common Costs are split according to Revenue (see reconciliation later in this presentation) Segments Overview Industrial Materials Energy Electronics Oil & Gas Industrial Aerospace Automotive Electronics Appliances Construction Intermediates Transport Coatings Oil & Gas Wastewater Water Wastewater Infrastructure Construction Water

’13 – ’16 CAGR: 3% 2013 2016 Peer Group Average [1] Stock performance, including comparative Chemicals Index, information furnished by KeyBanc Capital Markets [2] Peer group consists of DB:HEN3, NYSE:FUL, TSX:ITP, NYSE:ROG and NYSE:RPM per company filings, as furnished by KeyBanc Capital Markets [3] See reconciliation of Chase’s twelve months ended August 31, 2016 EBITDA margin later in this presentation Differentiated Platform Drives Superior Results and Outsized Growth ü Highly Differentiated Business Attributes ü ...Driving Superior Results and a Strong Foundation for Continuous Growth Broad Portfolio of Protective Material Technologies Proven Consolidator with Attractive Pipeline of Highly Accretive Targets World-Class Operational Platform Anchored by Strong North American Presence Sustainable Financial Performance With Strong Cash Flow Generation Entrenched Relationships with Diversified, High Quality Customer Base Differentiated R&D Capabilities Drive Strong Product Innovation Chase has significantly outperformed both the S&P 500 and the Chemicals Index over the past 10 years [1] (LTM EBITDA margin) [3] Industry Leading Profitability [2] (FY ended Aug 31 Chase Revenue in millions) Superior Growth Profile $216 $238 27% 16%

Chase boasts an attractive portfolio of protective material technologies serving well-diversified end- markets poised for continued growth Broad Portfolio of Protective Material Technologies Industrial Materials Description Product Technology Construction Materials Insulating and Conducting Materials Cover Tapes Protective Pipe Coating Tapes Protectants for Bridge Decks Fluid Applied Coating and Lining Systems Joint Control Systems Moisture Protective Coatings Fiber Optic Strength Elements Laminated Film Foils Laminated Durable Papers Pulling and Detection Tapes Polyurethane Dispersions Polymeric Microspheres High-performance tapes, coatings and sealants Specialty tapes used to install and locate cables and utilities Polymer products for weight and density reduction as well as sound dampening EMI/RFI shielding tapes used in communication cables Strength elements used to increase the durability of fiber optic cables Reliable anti-static tapes essential to delivering semiconductor components Water-based polyurethane dispersions utilized in various coating products Coatings for electronic circuitry found in automobiles and appliances Specialty laminated paper products primarily for envelope converters Specialty tapes used in the construction of water, oil and gas infrastructure Protectants for highway bridge deck metal-supported surfaces Coatings and linings used in the water and wastewater treatment industries Expansion and control joint systems for roads, bridges, stadiums and runways Water and Wastewater Cable Industry Bridge & Highway Pipeline Construction Telecom Utilities Printing & Packaging Telecom Electronics Automotive Adhesive and Sealant Systems Custom formulated adhesives and sealants for use in electronic applications

Sold RodPack product line (Wind Energy Composite) Acquired Capital Services Joint Systems (Bridge & Highway Products) Acquired Chase Protective Coatings (Pipeline Coatings) Acquired Grace Construction Products (Pipeline Coatings) Acquired NEPTCO Inc. (Wire & Cable Materials) 2006 2007 2009 2010 2012 2014 2016 2015 Chase has built a global platform through consistent organic growth and successful integration of key acquisitions Demonstrated track record of identifying, executing and integrating highly accretive and synergistic strategic acquisitions completed multiple acquisitions since 2006 Focus on purchasing high-quality assets at attractive prices Proven ability to successfully nurture and integrate targets into Chase’s collaborative culture Ongoing discipline to rationalize product portfolio where appropriate Ideally positioned to continue undertaking strategic acquisitions maintains a robust pipeline of acquisition targets Proven Consolidator with Attractive Pipeline of Highly Accretive Targets Proven Ability to Acquire, Integrate, Optimize and Grow Assets Acquired HumiSeal Europe (Electronic Coatings) Acquired C.I.M. Industries (Coating & Lining Systems) Sold RWA, Inc. (Electronic Manufacturing Services) Sold Insulfab product line (Aircraft Cover Films) Acquired from Henkel Corporation (Specialty Chemical Intermediates) Acquired remaining interest in NEPTCO JV (Fiber Optic Cable Components) Acquired Spray Products (India) Private Limited (Electronic Coatings) 2017 Acquired Resin Designs, LLC (Sealants & Adhesives)

Chase’s global footprint and best-in-class manufacturing and R&D capabilities provide significant competitive advantages and access to high-growth markets World-Class Operational Platform Anchored by Strong North American Presence Attractive Global Footprint With Differentiated Manufacturing and R&D Capabilities Platform Overview Platform Highlights Winnersh, UK Conformal Coatings Rye, UK Pipe Coating Tapes Suzhou, China Cover Tapes Production Facility ü Fifteen manufacturing facilities strategically located in the US, UK, China and India ü Broad footprint with products sold globally across various sales channels direct, distribution and royalty ü Highly efficient platform with strong focus on operational excellence ü Well-invested facilities support significant incremental growth ü World-class productivity and efficiency with significant opportunity for further optimization ü Minimal ongoing annual maintenance capital spending required Houston, TX Specialized Coatings Evanston, IL Pipe Coating Tapes O’Hara Township, PA Waterproofing Sealants Blawnox, PA Pipe Coating Tapes Greenville, SC Polymeric Microspheres Lenoir, NC Laminated Film Foils Granite Falls, NC Pulling & Detection Tapes Oxford, MA Specialty Tapes Westwood, MA Headquarters Pawtucket, RI Laminated Film Foils ü Distribution centers in Canada, the Netherlands and France ü Earns royalties via electronic coating products licensed to a manufacturer in Asia The Company’s broad manufacturing footprint provides a solid platform for global expansion Pune, India Conformal Coatings Woburn, MA Adhesive Systems Newark, CA Sealant Systems

Sustainable Financial Performance With Strong Cash Flow Generation [1] See reconciliation later in this presentation All years are fiscal years ended August 31 Adjusted EBITDA [1] Revenue ($ in millions) Free Cash Flow [1] ($ in millions) Return on Equity [1] ($ in millions) Construction Materials Revenue CAGR: 3.6% Industrial Materials Revenue CAGR: 19.1% Adjusted EBITDA CAGR: 24.5%

Income Reinvested Into Business, Coupled With a Return to Shareholders [1] Net income attributable to Chase Corporation All years are fiscal years ended August 31 Net Income by Fiscal Year [1] ($ in millions) Earnings Per Diluted Share by Fiscal Year ($ per share) Cash Dividends Per Share by Fiscal Year Paid $3.7 million in 2014 and $0.7 million in 2016 were gains from the sales of businesses $0.40 in 2014 and $0.07 in 2016 were gains from the sales of businesses $0.10 in 2015 was a special dividend for gain from the sale of a business ($ per share) Dividends Paid as a % of Prior Year Net Income [1]

Expanded Global Presence Chase is well positioned to continue executing on its proven growth strategy underpinned by multiple initiatives and recent platform enhancements Multiple Growth Avenues Strategic M&A Drive Share Gains in Existing Markets Execute on Compelling New Product and End- Market Opportunities Favorable Industry and End-Market Dynamics Improved Margin Profile through Integration and Optimization Growth strategy sharply focused on building upon core competencies Robust M&A pipeline provides significant revenue growth potential Multiple initiatives underway focused on acquisition integration, improving operating efficiency and optimizing the platform Continued expansion in new geographies to enhance capacity and product mix Capitalize on expected growth in core end-markets (electronics, housing, etc.) Leverage Chase’s full suite of market-leading capabilities to expand customer wallet share Chase’s size, geographic footprint, industry focus and financial capacity uniquely position the Company to capture additional growth through product innovation and new market expansion

[1] See reconciliation later in this presentation All years are fiscal years ended August 31 Balance Sheet Supports an Acquisition Program ROE % and ROA % by Fiscal Year [1] Current Ratio at Fiscal Year End [1] Debt to Equity Ratio at Fiscal Year End [1]

Financial Appendix For fiscal years ended August 31

Income Statement Summary ($ in millions) CAGR 2011-2016 Industrial Materials $ 75.7 $ 96.0 $ 163.5 $ 169.7 $ 176.5 $ 181.7 19.1% Construction Materials 47.3 52.9 52.6 54.3 61.5 56.4 3.6% Revenue # $ 123.0 $ 148.9 $ 216.1 $ 224.0 $ 238.0 $ 238.1 14.1% % Growth 3.6% 21.0% 45.1% 3.7% 6.3% 0.0% Less: Cost of products and services sold 80.3 101.2 146.0 145.2 149.2 144.4 Gross profit $ 42.7 $ 47.7 $ 70.0 $ 78.8 $ 88.8 $ 93.7 17.0% % of Revenue 34.7% 32.0% 32.4% 35.2% 37.3% 39.3% Less: Selling, general and administrative 26.8 30.2 43.2 42.6 46.0 44.6 Less: Other operating expenses — 3.2 — — 0.6 1.3 Operating income $ 15.9 $ 14.3 $ 26.8 $ 36.2 $ 42.2 $ 47.8 24.5% Plus: Gain on sale of business — — — 5.7 — 1.0 Plus: Other (expense) income, net 0.2 (0.3) (1.0) (1.4) (1.0) 1.3 Income before income taxes $ 16.2 $ 14.0 $ 25.8 $ 40.5 $ 41.2 $ 50.1 25.4% Less: Income taxes 5.2 $ 4.7 $ 9.1 $ 14.0 $ 14.8 $ 17.3 Net Income $ 10.9 $ 9.3 $ 16.7 $ 26.5 $ 26.4 $ 32.8 24.6% Plus: Net (income) loss attrib. to noncontrolling interest — 0.1 0.5 0.1 (0.1) — Net income attributable to Chase Corporation $ 10.9 $ 9.3 $ 17.2 $ 26.6 $ 26.3 $ 32.8 24.6% % of Revenue 8.9% 6.3% 8.0% 11.9% 11.1% 13.8% Plus: Interest exp., Income taxes, Depreciation, Amort. 10.5 $ 11.1 $ 21.0 $ 25.6 $ 28.4 $ 31.8 EBITDA [1] $ 21.4 $ 20.5 $ 38.2 $ 52.3 $ 54.8 $ 64.6 24.7% % of Revenue (EBITDA Margin [1]) 17.4% 13.8% 17.7% 23.3% 23.0% 27.1% Adjustments — 4.6 1.8 (5.4) 0.8 (0.6) Adjusted EBITDA [1] $ 21.4 $ 25.1 $ 40.0 $ 46.9 $ 55.6 $ 64.0 24.5% % of Revenue 17.4% 16.8% 18.5% 20.9% 23.4% 26.9% [1] See reconciliation later in this presentation 2016 Years Ended August 31, 2014 2015 2011 2012 2013

Reconciliation to Non-GAAP Measures (1) ($ in millions) Revenue [A] $ 123.0 $ 148.9 $ 216.1 $ 224.0 $ 238.0 $ 238.1 Net income attributable to Chase Corporation $ 10.9 $ 9.3 $ 17.2 $ 26.6 $ 26.3 $ 32.8 Interest expense 0.2 0.4 1.3 1.1 1.1 1.1 Income taxes 5.2 4.8 9.1 14.0 14.8 17.3 Depreciation expense 2.8 3.3 5.9 5.7 5.8 5.6 Amortization expense 2.3 2.7 4.8 4.8 6.8 7.8 EBITDA [1], [B] $ 21.4 $ 20.5 $ 38.2 $ 52.3 $ 54.8 $ 64.6 EBITDA Margin [1], [B]/[A] 17% 14% 18% 23% 23% 27% Exit costs related to idle facility [2] — — — — — 0.9 Gain on sale of business [3] — — — (5.7) — (1.0) Write-down of assets under construction [4] — — — — — 0.4 Annuity settlement [5] — — — — — (0.9) Pension curtailment and settlement costs [6] — 0.6 1.2 0.3 0.2 0.0 Acquisition-related costs [7] — 3.2 — — 0.6 — Cost of sale of inventory step-up [8] — 0.8 0.6 — 0.1 — Adjusted EBITDA [1] $ 21.4 $ 25.1 $ 40.0 $ 46.9 $ 55.6 $ 64.0 Net cash provided by operating activities $ 9.3 $ 13.9 $ 28.2 $ 28.6 $ 41.0 $ 48.8 Less: Purchases of property, plant and equipment [9] (4.5) (5.2) (3.0) (4.3) (2.6) (2.0) Free Cash Flow [1] $ 4.8 $ 8.7 $ 25.1 $ 24.3 $ 38.3 $ 46.8 [6] Represents pension related curtailment and settlement costs due to the timing of lump-sum distributions [7] Represents costs related to our January 2015 acquisition of the specialty chemical intermediates product line, and the June 2012 acquisition of NEPTCO [8] Represents expenses related to the step-up in fair value of inventory through purchase accounting from the January 2015 acquisition of the specialty chemical intermediates product line, and the June 2012 acquisition of NEPTCO [9] Also referred to as Capital Expenditures 2014 2015 2016 2011 2012 2013 [2] Represents costs to demolish Randolph facility in preparation for a future sale of the property [3] Represents gain on sale of the RodPack wind energy business that was completed in November 2015, and the sale of the Insulfab product line that was completed in October 2013 [4] Represents a write-down of certain assets under construction following the sale of the RodPack business in November 2015 [5] Represents the gain on the write-down of an accrued annuity previously owed by the Company [1] EBITDA, Adjusted EBITDA, EBITDA Margin, Segment EBITDA, Segment EBITDA Margin and Free Cash Flow are Non-GAAP measures, and should not be considered in isolation or construed as an alternative to our Net income attributable to Chase Corporation, Net cash provided by operating activities, or other measures as determined in accordance with US GAAP. Our measurement of EBITDA, Adjusted EBITDA, EBITDA Margin, Segment EBITDA, Segment EBITDA Margin and Free Cash Flow may not be comparable to similarly-titled measures used by other companies. Non-GAAP financial measures should be considered in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP. Years Ended August 31,

Reconciliation to Non-GAAP Measures (2) ($ in millions) Industrial Construction Corporate & Chase Materials Materials Common Corporation Revenue [A] $ 181.7 $ 56.4 $ — $ 238.1 Income (loss) before taxes $ 53.5 $ 20.0 $ (23.4) $ 50.1 Interest expense 0.8 0.3 — 1.1 Depreciation expense 3.9 0.8 0.9 5.6 Amortization expense 6.4 1.4 — 7.8 EBITDA [1] $ 64.7 $ 22.4 $ (22.5) $ 64.6 Split of Corporate & Common [2] (17.1) (5.3) Segment EBITDA [B] $ 47.5 $ 17.1 Segment EBITDA Margin [1], [2], [B]/[A] 26% 30% [2] Assumes Corporate and Common Costs are split according to revenue 2016 [1] EBITDA, Adjusted EBITDA, EBITDA Margin, Segment EBITDA, Segment EBITDA Margin and Free Cash Flow are Non-GAAP measures, and should not be considered in isolation or construed as an alternative to our Net income attributable to Chase Corporation, Net cash provided by operating activities, or other measures as determined in accordance with US GAAP. Our measurement of EBITDA, Adjusted EBITDA, EBITDA Margin, Segment EBITDA, Segment EBITDA Margin and Free Cash Flow may not be comparable to similarly-titled measures used by other companies. Non-GAAP financial measures should be considered in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP. Years Ended August 31,

Reconciliation to Other Measures Utilized ($ in millions) Net income attributable to Chase Corporation [A] $ 10.9 $ 9.3 $ 17.2 $ 26.6 $ 26.3 $ 32.8 Current Assets [B] $ 58.0 $ 83.1 $ 100.0 $ 125.9 $ 116.0 $ 138.8 Total Assets [C] # 128.9 214.8 224.4 245.5 255.6 262.8 Current Liabilities [D] 19.9 30.3 32.4 36.1 37.5 68.5 Total Long-term Debt, including Current Portion [E] 12.7 70.0 64.4 58.8 51.8 43.4 Chase Corporation Stockholders' Equity [F] # 91.9 98.1 112.8 136.6 154.3 174.1 Return on Assets (ROA), [A]/(average of [C]), [1] 8.7% 5.4% 7.8% 11.3% 10.5% 12.7% Return on Equity (ROE), [A]/(average of [F]), [1] 12.6% 9.8% 16.3% 21.4% 18.1% 20.0% Current Ratio, [B]/[D] 2.9 2.7 3.1 3.5 3.1 2.0 Total Long-term Debt to Equity, [E]/[F] 0.1 0.7 0.6 0.4 0.3 0.2 [1] Average calculated as a simple average of the applicable year ended and prior year ended balances 2016 Years Ended August 31, 2014 2015 2011 2012 2013

Frequently Asked Questions Q & A from interested parties

Frequently Asked Questions (1) What is the overall strategy at Chase? “Stay the course” of continued growth in markets we serve via internal and external means, staying close to our core financial principles M&A Consolidation Organic growth in selected areas Review your product mix now and how it has changed over time? Chase has grown from its wire and cable roots into a broad range of industrial and construction-related markets, specializing in protective materials for high-reliability applications with specialized properties and formulations. What end markets are your products sold into? Changes over time? Our primary markets span multiple industries (telecommunications, electronics, energy distribution, automotive, appliance, general industrial, infrastructure (water, oil, gas), bridge & highway, commercial building, housing, mining/drilling, etc.). Our fiscal 2015 acquisition of our specialty chemical intermediates product line and our fiscal 2017 acquisition of Resin Designs represent major, immediate and long-term opportunities for growth by providing us entry into new markets and expansion in certain markets we already serve.

Frequently Asked Questions (2) Do you have any significant customer concentration? No. During fiscal 2014, 2015 and 2016, no one customer accounted for as much as 10% of sales. The acquisitions that we have made in recent years have expanded our customer roster and broadened our end-market reach, reducing our customer and industry concentration as a welcome side-benefit. Are your products a “consumable” or a one-time purchase? Industrial Materials segment includes specified products that are used in or integrated into another company’s product with demand typically dependent upon general economic conditions. Construction Materials segment comprises principally project-oriented product offerings that are primarily sold and used as “Chase”-branded products. What is the cost of your product as a % of the product it is being sold into? Varies by product line, but we believe it to generally be a small part of the cost of the end product or project. How critical are your products to the performance of the products that they are incorporated into? Our products are not typically the “active” part of an end product (e.g., they do not transmit a signal or energy), but rather allow the end product to perform more reliably over time, protect its warranty and increase its durability.

Frequently Asked Questions (3) What is the principal way that you compete in the marketplace (i.e., cost/price, technology/value add, brand/reputation, breadth of offering, service, etc.)? All of the above are important to different products we offer, with differing levels of importance based on the end-market. We compete principally on the basis of technical performance, service, reliability, quality and price. What do you see as your primary competitive advantages in the market? We are a reliable supplier with a long track record of producing and delivering high-quality value-added products. In certain markets, we are differentiated through our depth and breadth of proven product solutions to meet a specific need. What % of your revenue is tied to products that have patents or IP protecting them? Relatively low on legally-protected IP, but our trade secrets are important to our success. We hold various patents, but we believe that they are not material to the success of our business. Do your products have substitutes (i.e., a different material/chemical, not necessarily a competitor’s product)? Most of our products face pressure from some form of substitution, but we believe we offer both tangible and intangible value to our customers over these alternatives. Of course, there are other companies that manufacture or sell products and services similar to those made and sold by us.

Frequently Asked Questions (4) Are your products sold direct or via distributors? Both. We sell through multiple means, depending on market and location. Are any of your products sold on a contract basis? Yes, many products have contracts covering price, volume, etc., but our standard terms and conditions do not include minimum purchase quantities, “take or pay” or exclusivity provisions. Have there been any new entrants into the markets that you serve in the last 3-5 years? Yes, there are always new entrants, or ones that re-appear based upon exchange rates and other factors. Can you walk through your manufacturing process? They are usually one to three steps, including coating, laminating, blending, polymerizing, mixing, weaving, printing, slitting and containerizing.

Frequently Asked Questions (5) It seems like there is very minimal CapEx in your business? Explicit CapEx is fairly low, since our major pieces of production equipment have long useful lives and the technology changes slowly. However, CapEx is often embedded in M&A activity. While our reported “Purchases of property, plant and equipment” totaled $4,290, $2,642 and $2,046 for fiscal 2014, 2015 and 2016, respectively, these do not include the $1,027 in PP&E obtained as part of the fiscal 2016 Spray Products (India) acquisition, the $1,064 in PP&E obtained as part of the fiscal 2015 specialty chemicals intermediates acquisition, or the $18,657 in PP&E obtained as part of the fiscal 2012 acquisition of NEPTCO. We currently have several on-going capital projects that are important to our long-term strategic goals. Machinery and equipment will be added as needed to increase capacity or enhance operating efficiencies in our manufacturing plants. Also, we can readily increase production in our facilities through adding shifts, without needing to acquire additional equipment. Energy end-market exposure has been a headwind to your business. Can you disclose what % of your business is tied to this end-market? It has been a headwind impacting our top line. We believe that the bottom line effect on us has been somewhat mitigated by reductions in commodities costs experienced by our suppliers’ industries. We are also involved in ongoing cost-reduction initiatives. We do not disclose data at that level of detail. What is your overall exposure to the paper end-market? Laminated Durable Paper Products is one of the offerings of our Specialty Products product line. We do not disclose results at the individual product line level, but only significant period-over-period changes when applicable.

Frequently Asked Questions (6) Has your historical revenue growth been driven by volume, price or a combination of the two? Primarily volume, with M&A expansion also significantly contributing to growth. What are the appropriate long-term revenue growth rates to think of for your segments/products? Are these rates being driven by volume, price, or both? We do not provide earnings guidance. We predict both volume and price will play a part in revenue growth, based upon underlying commodity pricing fluctuations. Your gross margins have expanded by over 500 bps in the last few years. What are the primary drivers of this increase? How sustainable is your current margin profile? We continue to focus on the specialty chemical aspects of our business, and have divested some lower-margin non-strategic businesses in recent periods.

Frequently Asked Questions (7) What are the primary raw materials in your COGS? We purchase a wide variety of commodity items, including petroleum-based solvents, films, yarns, and nonwovens, aluminum and copper foils, specialty papers, and various resins, adhesives and inks. Are you able to pass through raw material cost increases to your customers either contractually or on a spot basis? When raw material costs decline, do you typically keep some of this margin or pass it along to your customers? Short-term, we usually are able to keep the benefit from cost declines but have difficulty passing on cost increases. Over the longer term, these ebbs and flows work themselves through the supply chain. What is the mix of fixed versus variable costs in your business? We do not disclose, but we are focused on leveraging and reducing fixed costs. How much room is left on the consolidation strategy and streamlining of operations (i.e., what inning are you in)? There is room for further consolidation, with multiple “games” being played and therefore different innings for each project. An active and opportunistic M&A program means that we are always thinking about how to best use our current set of facilities and equipment.

Frequently Asked Questions (8) Please discuss your capital allocation philosophy and priorities going forward We will continue to use free cash flow and leveraged debt as our two main sources of capital to fund strategic initiatives. What is the maximum level of leverage that you are comfortable having on your balance sheet? Our current credit agreement with BoA calls for no more than a 3x leverage on EBITDA (as defined in the credit agreement), and as such that is our current high-end comfort level. Your term loan matures in 2017. Have you thought about refinancing that and pushing out the maturity date?. Our current credit agreement is under discussion for amendment or replacement to provide additional flexibility to support our M&A program. Further details will be provided once it is complete.

Frequently Asked Questions (9) With regards to mergers and acquisitions, please discuss: How you source deals (i.e., bankers, sellers come to you, you approach sellers, etc.)? Yes to all. What internal resources you have dedicated to M&A? We utilize a cross-functional team made up of senior management and outside consultants. The integration process? We expect to fully integrate all new acquisitions into our business model with centralized services and inclusion in our ERP environment. Opportunities for cost and/or revenue synergies? Each opportunity is unique, but we always look to leverage our fixed costs. The financial hurdles or returns you seek when doing M&A? We look for any acquisition to be accretive to one or more of our overall metrics (GM %, ROI, ROE, etc.). The level of M&A to expect going forward? Mergers, divestitures and acquisitions will continue to be an important part of our strategy.

Frequently Asked Questions (10) Can you walk through the strategic rationale of acquiring the Resin Designs assets? Why did Resin Designs sell the businesses to you? Resin Designs’ owners felt that the combination of their product design and Chase’s global reach was the right long-term strategy to continue to develop their business. We felt this was an excellent add-on to our business in terms of size, future potential, overlap in our distribution channels, and fit within our overall strategy. What were the EBITDA margins of the acquired Resin Designs business? We do not directly disclose product line margins, but we will be providing pro-forma financial information in our filings during fiscal 2017. We expect this investment to continue to grow and meet our expectations, and deliver results accretive to the Company. [END OF INVESTOR PRESENTATION]